                                                                   EXHIBIT 10.15

                                  FORM 46-501F1

                             ESCROW AGREEMENT FOR A
                           JUNIOR CAPITAL POOL ISSUER


          THIS AGREEMENT made as of the ___________ day of July, 1998

AMONG:

                               GEOCAN ENERGY INC.
                           (hereinafter the "Issuer")


                                     - and -

                        MONTREAL TRUST COMPANY OF CANADA
                           (hereinafter the "Trustee")


                                     - and -


            WAYNE WADLEY, TIMBERWOLF RESOURCES LTD., BRADLEY FARRIS,
         GARRY LOHUIS, FRANK ELLIOT, RUDY CECH, DAVID ESKESEN, WOLFGANG
       PAPST, WILLIAM GUINAN, WALTER KOZAK, YUNHON YEONG AND ROBERT HOBBS
                       (hereinafter the "Securityholders")


                  WHEREAS in order to comply with the requirements of Alberta Securities Commission Rule 46-501 ("Rule 46-501"), the Securityholders wish to deposit in escrow certain securities in the Issuer owned by them and have for that purpose delivered to the Trustee the securities described in Schedule "A", the receipt of which securities the Trustee hereby acknowledges;

                  AND WHEREAS the Trustee has agreed to undertake and perform its duties according to the terms and conditions of this agreement;

                  NOW THEREFORE this agreement witnesses that, in consideration of the sum of one dollar ($1.00) paid by the parties to each other, receipt of this sum being acknowledged by each of the parties, the Securityholders jointly and severally covenant and agree with the Issuer and with the Trustee, and the Issuer and the Trustee covenant and agree each with the other and with the Securityholders jointly and severally, as follows:

1. In this Escrow Agreement. or in any amendment or supplement hereto, unless the context otherwise requires, the words "Completion of the Major Transaction", "Major Transaction", "JCP Prospectus", "Parties Related to the JCP" and "Significant Assets" shall have the meaning ascribed to them in Rule 46-501 and the words "Commission", "Control Person" and "Executive Director" shall have the meaning ascribed to them in the Securities Act (Alberta) as amended from time to time.

2. Each of the Securityholders hereby places and deposits in escrow with the Trustee those of the Securityholder's securities in the Issuer described in Schedule "A". Each of the Securityholders agrees to deposit in escrow any further securities in the Issuer which the Securityholder may receive as a stock dividend on securities hereby escrowed, and to deliver to the Trustee immediately on receipt thereof the certificates (if any) for any such further securities and any replacement certificates which may at any time be issued for any escrowed securities.

3. Each of the Securityholders shall be entitled to a letter or receipt from the Trustee stating the number of securities held for the Securityholder by the Trustee subject to the terms of this agreement. It is expressly understood and agreed by the parties to this Escrow Agreement that such letter or receipt shall not be assignable.

4. Each of the Securityholders hereby undertakes and agrees to deposit in escrow any securities of the Issuer which the Securityholder may acquire in any of the following ways:

         a. pursuant to the distribution under the JCP Prospectus, if the Securityholder is one of the Parties Related to the JCP;

         b. from treasury, whether pursuant to the exercise of options or otherwise, prior to the Completion of the Major Transaction, if the Securityholder is one of the Parties Related to the JCP; and

         c. in the secondary market, prior to the Completion of the Major Transaction, if the Securityholder is a Control Person.

5. Except as provided in paragraph 6, the securities deposited in escrow as described shall remain in escrow and shall be released only on the written consent of the Executive Director to the Trustee. Any such release may be either total or partial; a partial release shall release from escrow only the securities specified in it, and this agreement shall continue in force as respects those securities as may from time to time remain in escrow until all the escrowed securities have been either released pursuant to paragraph 6, or on the written consent of the Executive Director, or canceled pursuant to paragraph 14 hereof. For greater certainty, this paragraph does not apply to securities transferred within escrow.

6. Securities deposited with the Trustee pursuant to this agreement shall be released as to one-third (1/3) of the securities of each Securityholder then subject to escrow requirements under this agreement on each of the first, second and third anniversaries of the Completion of the Major Transaction by the Issuer. For greater certainty, the issuance for cash of securities representing more than 25% of the issued and outstanding securities of the Issuer shall not cause a release of the escrowed securities. To determine the date of the Completion of the Major Transaction for purposes of this paragraph, the Trustee may rely on a copy of a Bulletin of The Alberta Stock Exchange confirming that the Major Transaction has been completed and the Issuer is no longer considered a JCP. The responsibility for the timely delivery to the Trustee of the Bulletin of The Alberta Stock Exchange lies with the Issuer and/or the Securityholders. In spite of the preceding sentences in this paragraph 6, if the Trustee receives written notification from the Executive Director prohibiting further releases, the Trustee shall not make any subsequent releases of escrowed securities until the Trustee has received the written consent of the Executive Director to further releases of securities.

7. Except with the written consent of the Executive Director or as provided in paragraph 6, the securities held in escrow under this agreement and the beneficial ownership of or interest in them and the certificates representing them (including any replacement certificates) shall not be sold, assigned, hypothecated, transferred within escrow or otherwise dealt with in any manner and the Trustee shall not acknowledge or implement any of the foregoing. In the event of bankruptcy or death of a Securityholder, the Trustee, on written notification to the Executive Director, may transmit the Securityholder's securities by operation of law to the trustee in bankruptcy, personal representative, or surviving joint tenant as the case may be but, notwithstanding such transmission, the securities shall remain in escrow subject to this agreement.

8. The Executive Director may consent in writing to the transfer within escrow or hypothecation within escrow of any of the escrowed securities, subject to the transferee or mortgagee agreeing in writing to be bound by this agreement and subject also to such other terms and conditions as the Executive Director may impose, and the Trustee, on receipt of the written consent of the Executive Director and of the agreement of the transferee or mortgagee as described, shall permit such transfer within escrow or hypothecation within escrow.

9. Any Securityholder applying to the Executive Director for a consent for a release from escrow or for a transfer or hypothecation within escrow shall, before applying, give to the Issuer and the Trustee reasonable notice in writing of the Securityholder's intention.

10. All voting rights attached to the escrowed securities shall at all times be exercised by the respective registered owners thereof.

11. The Securityholders hereby renounce and release any right to receive payment of any dividend (other than a stock dividend) which may be payable on any securities held in escrow pursuant to this agreement with the intent that the dividend shall not be paid on securities which are in escrow on the record date set for the dividend.

12. The Securityholders agree that, while any of their securities are held in escrow under this agreement, they will not, without the prior written consent of the Executive Director, vote any of their securities (whether escrowed or not) in support of any arrangement that would result in a repayment of capital being made on escrowed securities prior to the commencement of the winding up of the Issuer.

13. If the Issuer is wound up and any securities remain in escrow under this agreement at the time when assets of the Issuer are distributed to holders of securities pursuant to the winding up, the Securityholders do hereby assign their right to receive that part of the distribution which is attributable to the escrowed securities to the Trustee, for the benefit of, and in trust for the persons and companies who are then holders of securities in the Issuer which securities are not subject to this escrow agreement, rateably in proportion to their holdings.

14.      (a)      Any securities not released from escrow under this agreement before the expiration of ten years from the date of this agreement shall be canceled forthwith and the Issuer and the Trustee hereby agree to take all actions as may be necessary to expeditiously effect cancellation.

         (b) For the purposes of effecting cancellation of securities pursuant to paragraph 14(a), the Securityholders hereby irrevocably appoint the Trustee as their attorney for the purpose of canceling the securities, with authority to substitute one or more persons with like full power.

15. The Trustee accepts the responsibilities placed on the Trustee by this agreement and agrees to perform them in accordance with the terms hereof and with the applicable consents, orders or directions of the Executive Director.

16. The Issuer hereby acknowledges the terms and conditions of this agreement and agrees to take all reasonable steps to facilitate the Issuer's performance of the agreement and to pay the Trustee's proper charges for the Trustee's services as trustee of this escrow.

17. The Securityholders and the Issuer hereby jointly and severally agree to and do hereby release and indemnify and save harmless the Trustee from and against all claims, suits, demands, costs, damages and expenses which may be occasioned by reason of the Trustee's compliance in good faith with the terms hereof.

18. If the Trustee should wish to retire, the Trustee shall provide ninety (90) days' notice to the Issuer, upon which the Issuer may, with the written consent of the Executive Director, by writing appoint another trustee in the Trustee's place and such appointment shall be binding on the Securityholders, and the new trustee shall assume and be bound by the obligations of the Trustee hereunder.

19. The covenants of the Securityholders with the Issuer in this agreement are made with the Issuer both in the Issuer's own right and as trustee for the holders from time to time of free securities in the Issuer, and may be enforced not only by the Issuer but also by any holder of free securities.

20. This agreement may be amended upon agreement of the Issuer, the Trustee and the Securityholders and upon the written consent having been obtained from the Executive Director.

21. This agreement may be executed in several parts in the same form and the parts as so executed shall together constitute one original agreement, and the parts, if more than one, shall be read together and construed as if all the signing parties hereto had executed one copy of this agreement.

22. This agreement constitutes the entire understanding between the parties to this agreement with respect to the subject matter of this agreement and supersedes all prior agreements, understandings, negotiations, and discussions, whether oral or written, between the parties and there are no warranties, representations or other agreements between the parties in connection with this agreement, except as specifically set forth in this agreement.

23. This agreement shall be interpreted in accordance with and governed in all respects by the laws of the Province of Alberta.

24. Any provision or any portion of any provision or provisions of this agreement determined by a court of competent jurisdiction to be invalid, illegal or unenforceable shall be deemed stricken to the extent necessary to eliminate any invalidity, illegality or unenforceability and the rest of the agreement and all other provisions and parts of this agreement shall remain in full force and effect and be binding on the parties to this agreement es though the illegal or unenforceable provision or provisions or part or parts of the agreement had never been included in this agreement.

25. In this agreement, the expression "the Securityholders" shall include the Securityholders' respective permitted transferees within escrow and any person to whom the interest of a Securityholder may be transmitted by operation of law as provided in paragraph 7, and the expression "the Trustee" shall include a new trustee appointed under paragraph 18, and wherever the singular or masculine is used, the same shall be construed to include the plural or feminine or neuter where the context so requires.

26. This agreement shall enure to the benefit of and be binding on the parties to this agreement and each of their heirs, executors, administrators, successors and permitted assigns.

                  IN WITNESS WHEREOF the Issuer, the Trustee and the Securityholders have executed this Escrow Agreement as of the date and year first above written.


                                         GEOCAN ENERGY INC.


                                         Per:
                                               ---------------------------------



                                         MONTREAL TRUST COMPANY OF CANADA


                                         Per:
                                               ---------------------------------

                  SIGNED, by the respective Securityholders whose names are subscribed in the right hand column below in the presence of the respective persons whose names are subscribed in the left-hand column.


-----------------------------                   --------------------------------
WITNESS:                                        WAYNE WADLEY


-----------------------------                   --------------------------------
WITNESS:                                        BRADLEY FARRIS


-----------------------------                   --------------------------------
WITNESS:                                        GARRY LOHUIS


-----------------------------                   --------------------------------
WITNESS:                                        FRANK ELLIOT


-----------------------------                   --------------------------------
WITNESS:                                        RUDY CECH


-----------------------------                   --------------------------------
WITNESS:                                        DAVID ESKESEN

-----------------------------                   --------------------------------
WITNESS:                                        WOLFGANG PAPST


-----------------------------                   --------------------------------
WITNESS:                                        WILLIAM GUINAN


-----------------------------                   --------------------------------
WITNESS:                                        WALTER KOZAK


-----------------------------                   --------------------------------
WITNESS:                                        YUNHON YEONG


-----------------------------                   --------------------------------
WITNESS:                                        ROBERT HOBBS



                                                TIMBERWOLF RESOURCES LTD.


                                                Per:
                                                     ---------------------------

                                  SCHEDULE "A"


to the Escrow Agreement dated as of the __________ day of July, 1998


NAMES OF SECURITYHOLDERS                 TYPES OF SECURITY                      NUMBER OF SECURITIES
------------------------                 -----------------                      --------------------
Wayne Wadley                           Class "A" Common Shares                         215,000
Bradley Farris                         Class "A" Common Shares                         183,000
Garry Lohuis                           Class "A" Common Shares                         200,000
Frank Elliot                           Class "A" Common Shares                         100,000
Rudy Cech                              Class "A" Common Shares                         100,000
David Eskesen                          Class "A" Common Shares                         100,000
Wolfgang Papst                         Class "A" Common Shares                         100,000
William Guinan                         Class "A" Common Shares                          75,000
Walter Kozak                           Class "A" Common Shares                          40,000
Yunhon Yeong                           Class "A" Common Shares                          40,000
Robert Hobbs                           Class "A" Common Shares                          20,000
Timberwolf Resources Ltd.(1)           Class "A" Common Shares                         160,000


NOTES:
(1) Wayne Wadley is the sole shareholder in Timberwolf Resources Ltd.

INSTRUCTIONS TO ESCROW AGREEMENT FOR A JUNIOR CAPITAL POOL ISSUER

1. In Schedule A under "Names of Securityholders", if the name of the beneficial owner is different than the name of the Securityholder, please also state name of beneficial owner.

                                  FORM 46-501F1

                             ESCROW AGREEMENT FOR A
                           JUNIOR CAPITAL POOL ISSUER


            THIS AGREEMENT made as of the 14th day of September, 1998

AMONG:

                               GEOCAN ENERGY INC.
                           (hereinafter the "Issuer")


                                     - and -

                        MONTREAL TRUST COMPANY OF CANADA
                           (hereinafter the "Trustee")


                                     - and -


                    WAYNE WADLEY in trust for STEVEN WADLEY,
                   WAYNE WADLEY in trust for STEPHANIE WADLEY,
                    JULIE FARRIS in trust for BRENDAN FARRIS,
         NICOLE WADLEY, MARIANNE LOHUIS, VALERIE GUINAN and JULIE FARRIS
                       (hereinafter the "Securityholders")


         WHEREAS in order to comply with the requirements of Alberta Securities Commission Rule 46-501 ("Rule 46-501"), the Securityholders wish to deposit in escrow certain securities in the Issuer owned by them and have for that purpose delivered to the Trustee the securities described in Schedule "A", the receipt of which securities the Trustee hereby acknowledges;

         AND WHEREAS the Trustee has agreed to undertake and perform its duties according to the terms and conditions of this agreement;

         NOW THEREFORE this agreement witnesses that, in consideration of the sum of one dollar ($1.00) paid by the parties to each other, receipt of this sum being acknowledged by each of the parties, the Securityholders jointly and severally covenant and agree with the Issuer and with the Trustee, and the Issuer and the Trustee covenant and agree each with the other and with the Securityholders jointly and severally, as follows:

1. In this Escrow Agreement. or in any amendment or supplement hereto, unless the context otherwise requires, the words "Completion of the Major Transaction", "Major Transaction", "JCP Prospectus", "Parties Related to the JCP" and "Significant Assets" shall have the meaning ascribed to them in Rule 46-501 and the words "Commission", "Control Person" and "Executive Director" shall have the meaning ascribed to them in the Securities Act (Alberta) as amended from time to time.

2. Each of the Securityholders hereby places and deposits in escrow with the Trustee those of the Securityholder's securities in the Issuer described in Schedule "A". Each of the Securityholders agrees to deposit in escrow any further securities in the Issuer which the Securityholder may receive as a stock dividend on securities hereby escrowed, and to deliver to the Trustee immediately on receipt thereof the certificates (if any) for any such further securities and any replacement certificates which may at any time be issued for any escrowed securities.

3. Each of the Securityholders shall be entitled to a letter or receipt from the Trustee stating the number of securities held for the Securityholder by the Trustee subject to the terms of this agreement. It is expressly understood and agreed by the parties to this Escrow Agreement that such letter or receipt shall not be assignable.

4. Each of the Securityholders hereby undertakes and agrees to deposit in escrow any securities of the Issuer which the Securityholder may acquire in any of the following ways:

         a. pursuant to the distribution under the JCP Prospectus, if the Securityholder is one of the Parties Related to the JCP;

         b. from treasury, whether pursuant to the exercise of options or otherwise, prior to the Completion of the Major Transaction, if the Securityholder is one of the Parties Related to the JCP; and

         c. in the secondary market, prior to the Completion of the Major Transaction, if the Securityholder is a Control Person.

5. Except as provided in paragraph 6, the securities deposited in escrow as described shall remain in escrow and shall be released only on the written consent of the Executive Director to the Trustee. Any such release may be either total or partial; a partial release shall release from escrow only the securities specified in it, and this agreement shall continue in force as respects those securities as may from time to time remain in escrow until all the escrowed securities have been either released pursuant to paragraph 6, or on the written consent of the Executive Director, or canceled pursuant to paragraph 14 hereof. For greater certainty, this paragraph does not apply to securities transferred within escrow.

6. Securities deposited with the Trustee pursuant to this agreement shall be released as to one-third (1/3) of the securities of each Securityholder then subject to escrow requirements under this agreement on each of the first, second and third anniversaries of the Completion of the Major Transaction by the Issuer. For greater certainty, the issuance for cash of securities representing more than 25% of the issued and outstanding securities of the Issuer shall not cause a release of the escrowed securities. To determine the date of the Completion of the Major Transaction for purposes of this paragraph, the Trustee may rely on a copy of a Bulletin of The Alberta Stock Exchange confirming that the Major Transaction has been completed and the Issuer is no longer considered a JCP. The responsibility for the timely delivery to the Trustee of the Bulletin of The Alberta Stock Exchange lies with the Issuer and/or the Securityholders. In spite of the preceding sentences in this paragraph 6, if the Trustee receives written notification from the Executive Director prohibiting further releases, the Trustee shall not make any subsequent releases of escrowed securities until the Trustee has received the written consent of the Executive Director to further releases of securities.

7. Except with the written consent of the Executive Director or as provided in paragraph 6, the securities held in escrow under this agreement and the beneficial ownership of or interest in them and the certificates representing them (including any replacement certificates) shall not be sold, assigned, hypothecated, transferred within escrow or otherwise dealt with in any manner and the Trustee shall not acknowledge or implement any of the foregoing. In the event of bankruptcy or death of a Securityholder, the Trustee, on written notification to the Executive Director, may transmit the Securityholder's securities by operation of law to the trustee in bankruptcy, personal representative, or surviving joint tenant as the case may be but, notwithstanding such transmission, the securities shall remain in escrow subject to this agreement.

8. The Executive Director may consent in writing to the transfer within escrow or hypothecation within escrow of any of the escrowed securities, subject to the transferee or mortgagee agreeing in writing to be bound by this agreement and subject also to such other terms and conditions as the Executive Director may impose, and the Trustee, on receipt of the written consent of the Executive Director and of the agreement of the transferee or mortgagee as described, shall permit such transfer within escrow or hypothecation within escrow.

9. Any Securityholder applying to the Executive Director for a consent for a release from escrow or for a transfer or hypothecation within escrow shall, before applying, give to the Issuer and the Trustee reasonable notice in writing of the Securityholder's intention.

10. All voting rights attached to the escrowed securities shall at all times be exercised by the respective registered owners thereof.

11. The Securityholders hereby renounce and release any right to receive payment of any dividend (other than a stock dividend) which may be payable on any securities held in escrow pursuant to this agreement with the intent that the dividend shall not be paid on securities which are in escrow on the record date set for the dividend.

12. The Securityholders agree that, while any of their securities are held in escrow under this agreement, they will not, without the prior written consent of the Executive Director, vote any of their securities (whether escrowed or not) in support of any arrangement that would result in a repayment of capital being made on escrowed securities prior to the commencement of the winding up of the Issuer.

13. If the Issuer is wound up and any securities remain in escrow under this agreement at the time when assets of the Issuer are distributed to holders of securities pursuant to the winding up, the Securityholders do hereby assign their right to receive that part of the distribution which is attributable to the escrowed securities to the Trustee, for the benefit of, and in trust for the persons and companies who are then holders of securities in the Issuer which securities are not subject to this escrow agreement, rateably in proportion to their holdings.

14.      (a)      Any securities not released from escrow under this agreement before the expiration of ten years from the date of this agreement shall be canceled forthwith and the Issuer and the Trustee hereby agree to take all actions as may be necessary to expeditiously effect cancellation.

         (b) For the purposes of effecting cancellation of securities pursuant to paragraph 14(a), the Securityholders hereby irrevocably appoint the Trustee as their attorney for the purpose of canceling the securities, with authority to substitute one or more persons with like full power.

15. The Trustee accepts the responsibilities placed on the Trustee by this agreement and agrees to perform them in accordance with the terms hereof and with the applicable consents, orders or directions of the Executive Director.

16. The Issuer hereby acknowledges the terms and conditions of this agreement and agrees to take all reasonable steps to facilitate the Issuer's performance of the agreement and to pay the Trustee's proper charges for the Trustee's services as trustee of this escrow.

17. The Securityholders and the Issuer hereby jointly and severally agree to and do hereby release and indemnify and save harmless the Trustee from and against all claims, suits, demands, costs, damages and expenses which may be occasioned by reason of the Trustee's compliance in good faith with the terms hereof.

18. If the Trustee should wish to retire, the Trustee shall provide ninety (90) days' notice to the Issuer, upon which the Issuer may, with the written consent of the Executive Director, by writing appoint another trustee in the Trustee's place and such appointment shall be binding on the Securityholders, and the new trustee shall assume and be bound by the obligations of the Trustee hereunder.

19. The covenants of the Securityholders with the Issuer in this agreement are made with the Issuer both in the Issuer's own right and as trustee for the holders from time to time of free securities in the Issuer, and may be enforced not only by the Issuer but also by any holder of free securities.

20. This agreement may be amended upon agreement of the Issuer, the Trustee and the Securityholders and upon the written consent having been obtained from the Executive Director.

21. This agreement may be executed in several parts in the same form and the parts as so executed shall together constitute one original agreement, and the parts, if more than one, shall be read together and construed as if all the signing parties hereto had executed one copy of this agreement.

22. This agreement constitutes the entire understanding between the parties to this agreement with respect to the subject matter of this agreement and supersedes all prior agreements, understandings, negotiations, and discussions, whether oral or written, between the parties and there are no warranties, representations or other agreements between the parties in connection with this agreement, except as specifically set forth in this agreement.

23. This agreement shall be interpreted in accordance with and governed in all respects by the laws of the Province of Alberta.

24. Any provision or any portion of any provision or provisions of this agreement determined by a court of competent jurisdiction to be invalid, illegal or unenforceable shall be deemed stricken to the extent necessary to eliminate any invalidity, illegality or unenforceability and the rest of the agreement and all other provisions and parts of this agreement shall remain in full force and effect and be binding on the parties to this agreement es though the illegal or unenforceable provision or provisions or part or parts of the agreement had never been included in this agreement.

25. In this agreement, the expression "the Securityholders" shall include the Securityholders' respective permitted transferees within escrow and any person to whom the interest of a Securityholder may be transmitted by operation of law as provided in paragraph 7, and the expression "the Trustee" shall include a new trustee appointed under paragraph 18, and wherever the singular or masculine is used, the same shall be construed to include the plural or feminine or neuter where the context so requires.

26. This agreement shall enure to the benefit of and be binding on the parties to this agreement and each of their heirs, executors, administrators, successors and permitted assigns.

         IN WITNESS WHEREOF the Issuer, the Trustee and the Securityholders have executed this Escrow Agreement as of the date and year first above written.


                                       GEOCAN ENERGY INC.


                                       Per:
                                           -------------------------------------



                                       MONTREAL TRUST COMPANY OF CANADA


                                       Per:
                                           -------------------------------------

         SIGNED, by the respective Securityholders whose names are subscribed in the right hand column below in the presence of the respective persons whose names are subscribed in the left-hand column.



-------------------------------        -----------------------------------------
WITNESS:                               WAYNE WADLEY IN TRUST FOR
                                       STEVEN WADLEY


-------------------------------        -----------------------------------------
WITNESS:                               WAYNE WADLEY IN TRUST FOR
                                       STEPHANIE WADLEY


-------------------------------        -----------------------------------------
WITNESS:                               JULIE FARRIS IN TRUST FOR
                                       BRENDAN FARRIS

-------------------------------        -----------------------------------------
WITNESS:                               NICOLE WADLEY


-------------------------------        -----------------------------------------
WITNESS:                               MARIANNE LOHUIS


-------------------------------        -----------------------------------------
WITNESS:                               VALERIE GUINAN


-------------------------------        -----------------------------------------
WITNESS:                               JULIE FARRIS

                                  SCHEDULE "A"


         to the Escrow Agreement dated as of the 14th day of September, 1998



NAMES OF SECURITYHOLDERS                   TYPES OF SECURITY                   NUMBER OF SECURITIES
------------------------                   -----------------                   --------------------

Wayne Wadley in trust for              Class "A" Common Shares                          5,000
Steven Wadley
Wayne Wadley in trust for              Class "A" Common Shares                          5,000
Stephanie Wadley
Julie Farris in trust for              Class "A" Common Shares                          4,000
Brendan Farris
Nicole Wadley                          Class "A" Common Shares                         19,000
Marianne Lohuis                        Class "A" Common Shares                          7,000
Valerie Guinan                         Class "A" Common Shares                          2,000
Julie Farris                           Class "A" Common Shares                          6,000



INSTRUCTIONS TO ESCROW AGREEMENT FOR A JUNIOR CAPITAL POOL ISSUER

1. In Schedule A under "Names of Securityholders", if the name of the beneficial owner is different than the name of the Securityholder, please also state name of beneficial owner.